                                                                   EXHIBIT 3.123

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

    I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "PRIMEDIA LEISURE GROUP INC." AS RECEIVED AND FILED IN THIS OFFICE.

    THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

    CERTIFICATE OF INCORPORATION, FILED THE TENTH DAY OF DECEMBER, A.D. 1998, AT 4 O'CLOCK P.M.

    CERTIFICATE OF AMENDMENT, FILED THE THIRTEENTH DAY OF JANUARY, A.D. 1999, AT 4:30 O'CLOCK P.M.

    CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM " EMAP INC." TO "PRIMEDIA LEISURE GROUP INC.", FILED THE TWENTY-THIRD DAY OF AUGUST, A.D. 2001, AT
9 O'CLOCK A.M.

    CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE EIGHTEENTH DAY OF OCTOBER, A.D. 2001, AT 9 O'CLOCK A.M.

    AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

[SEAL]                                 /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

2971732 8100H                             AUTHENTICATION: 1498547

010636219                                           DATE: 12-12-01

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:00 PM 12/10/1998
   981476757 - 2971732

                          CERTIFICATE OF INCORPORATION

                                       of

                                    EMAP INC.

                            UNDER SECTION 102 OF THE

                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                        --------------------------------

          I, Marc A. Sgaraglino, being a natural person over the age of 18 years with a mailing address of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019, for the purpose of forming a corporation pursuant to Section 102 of the Delaware General Corporation Law, do hereby certify as follows:

                                  ARTICLE FIRST

          The name of the corporation is EMAP Inc. (the "Corporation").

                                 ARTICLE SECOND

          The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

                                  ARTICLE THIRD

          The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the "DGCL").

                                 ARTICLE FOURTH

          The total number of shares of stock that the Corporation shall have authority to issue is 1,000 shares of Common Stock, par value $.01 per share.

                                  ARTICLE FIFTH

          The name and mailing address of the incorporator is Marc A. Sgaraglino, Cravath, Swaine & Moore, 825 Eighth Avenue, New York,
New York 10019.

                                  ARTICLE SIXTH

          In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-laws of the Corporation.

                                 ARTICLE SEVENTH

          To the fullest extent permitted by the DGCL as it now exists and as it may hereafter be amended, no director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article Seventh by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                                 ARTICLE EIGHTH

          Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

                                  ARTICLE NINTH

          The Corporation expressly elects not to be governed by Section 203 of the DGCL.

          IN WITNESS WHEREOF, I, Marc A. Sgaraglino, the Sole Incorporator of EMAP Inc., have executed this Certificate of Incorporation on this 10th day of December, 1998, and DO HEREBY CERTIFY under the penalties of perjury that the facto stated in this Certificate of Incorporation are true.

                                                   /s/ Marc A. Sgaraglino
                                                   -----------------------------
                                                   Marc A. Sgaraglino
                                                   Sole Incorporator

                                                   Mailing Address:
                                                   Cravath, Swaine & Moore
                                                   825 Eighth Avenue
                                                   New York, New York 10019

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:30 PM 01/13/1999
   991016269 - 2971732

                                    EMAP INC.

                            Certificate of Amendment

                                     to the

                          Certificate of Incorporation

                            Under Section 242 of the

                General Corporation Law of the State of Delaware

          EMAP Inc, (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY:

          FIRST: That the Board of Directors of the Corporation adopted by unanimous written consent a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"):

          RESOLVED, that, subject to the approval of the sole stockholder of the Corporation, the Certificate of Incorporation be, and the same hereby is, amended to authorize the issuance by the Corporation of up to 150,000 shares of stock, and that the language of Article Fourth of such Certificate of Incorporation be, and the same hereby is, amended to read in its entirety as follows:

                                 "ARTICLE FOURTH

               The total number of shares of stock which the Corporation shall have the authority to issue is 150,000 shares of Common Stock, par value $0.01 per share, which shares shall be perpetual in duration and not redeemable except by agreement with the holder and to the extent permitted by law."

          SECOND: That said amendment has been authorized and approved by the holder of all the issued and outstanding stock entitled to vote, by a written consent given in accordance with the provisions of Section 228 of the DGCL and filed with the Corporation.

          THIRD: That this amendment has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

          IN WITNESS WHEREOF, the undersigned has executed this certificate this 13th day of January, 1999.


                                                EMAP INC.,

                                                 by /s/ Christopher R. Innis
                                                    ----------------------------
                                                    Name:  Christopher R. Innis
                                                    Title: President, Secretary
                                                           and Treasurer

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/23/2001
                                                           010415781 - 2971732

[EMAP-USA LOGO]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                   EMAP INC.,

                             Pursuant to Section 242
                          of the Corporation Law of the
                                State of Delaware

     EMAP Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     By vote of a majority of the Directors of the Corporation and pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, a resolution was duly adopted setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation have duly approved said amendment pursuant to written consent of a majority of the stockholders, all in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:               That Article FIRST of the Certificate of Incorporation
                        of the Corporation, as amended, be and hereby is deleted, and the following Article FIRST is substituted therefor:

                        FIRST: "The name of the Corporation is PRIMEDIA Leisure Group Inc.".

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and attested by its Secretary this 23 day of August, 2001.

                                                         EMAP Inc.

                                                         By: /s/ Tom Moloney
                                                             -------------------
                                                             Tom Moloney
                                                             Its President
ATTEST:
/s/ Keith Marriott
------------------
Keith Marriott
Secretary

             CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                             AND OF REGISTERED AGENT

It is hereby certified that:

          1. The name of the corporation (hereinafter called the "Corporation") is Primedia Leisure Group Inc.

          2. The registered office of the Corporation within the State of Delaware is hereby changed to 9 East Loockerman Street, City of Dover 19901, County of Kent.

          3. The registered agent of the Corporation within the State of Delaware is hereby changed to National Registered Agents, Inc., the business office which is identical with the registered office of the corporation as hereby changed.

          4. The Corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on October 16, 2001

                                  Beverly Chell
                                  ------------------------
                                  Beverly Chell, Secretary

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 10/18/2001
                                                          010522045 - 2971732

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EMAP INC.", CHANGING ITS NAME FROM "EMAP INC." TO "PRIMEDIA LEISURE GROUP INC.", FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF AUGUST, A.D. 2001, AT 9 O'CLOCK A.M.

[SEAL]                                /s/ Harriet Smith Windsor
                                      ------------------------------------------
                                      HARRIET SMITH WINDSOR, SECRETARY OF STATE

2971732 8100                              AUTHENTICATION: 1333948

010445386                                           DATE: 09-07-01

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/23/2001
                                                          010415781 - 2971732

[EMAP-USA LOGO]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                   EMAP INC.,

                             Pursuant to Section 242
                          of the Corporation Law of the
                                State of Delaware

     EMAP Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     By vote of a majority of the Directors of the Corporation and pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, a resolution was duly adopted setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation have duly approved said amendment pursuant to written consent of a majority of the stockholders, all in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution settings forth the amendment is as follows:

RESOLVED:               That Article FIRST of the Certificate of Incorporation
                        of the Corporation, as amended, be and hereby is deleted, and the following Article FIRST is substituted therefor:

                        FIRST: "The name of the Corporation is PRIMEDIA Leisure Group Inc.".

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and attested by its Secretary this 23 day of August, 2001.

                                                         EMAP Inc.

                                                         By: /s/ Tom Moloney
                                                             -------------------
                                                             Tom Moloney
                                                             Its President
ATTEST:
/s/ Keith Marriott
------------------
Keith Marriott
Secretary

                                STATE OF DELAWARE

                      OFFICE OF THE SECRETARY OF STATE

                      --------------------------------

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EMAP INC.", CHANGING ITS NAME FROM "EMAP INC." TO "PRIMEDIA LEISURE GROUP INC.", FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF AUGUST, A.D. 2001, AT 9 O'CLOCK A.M.

[SEAL]                                /s/ Harriet Smith Windsor
                                      ------------------------------------------
                                      HARRIET SMITH WINDSOR, SECRETARY OF STATE

2971732 8100                              AUTHENTICATION: 1333948

010445386                                           DATE: 09-07-01

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/23/2001
                                                           010415781 - 2971732

[EMAP-USA LOGO]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                   EMAP INC.,

                             Pursuant to Section 242
                          of the Corporation Law of the
                                State of Delaware

     EMAP Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     By vote of a majority of the Directors of the Corporation and pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, a resolution was duly adopted setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation have duly approved said amendment pursuant to written consent of a majority of the stockholders, all in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:               That Article FIRST of the Certificate of Incorporation
                        of the Corporation, as amended, be and hereby is deleted, and the following Article FIRST is substituted therefor:

                        FIRST: "The name of the Corporation is PRIMEDIA Leisure Group Inc.".

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and attested by its Secretary this 23 day of August, 2001.

                                                         EMAP Inc.

                                                         By: /s/ Tom Moloney
                                                             -------------------
                                                             Tom Moloney
                                                             Its President
ATTEST:
/s/ Keith Marriott
------------------
Keith Marriott
Secretary

                                STATE OF DELAWARE

                      OFFICE OF THE SECRETARY OF STATE

                      --------------------------------

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EMAP USA, INC.", CHANGING ITS NAME FROM "EMAP USA, INC." TO "PRIMEDIA SPECIALTY GROUP INC.", FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF AUGUST, A.D. 2001, AT 9 O'CLOCK A.M.

[SEAL]                                 /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

2653578 8100                              AUTHENTICATION: 1333950

010445398                                           DATE: 09-07-01

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/23/2001
                                                          010415765 - 2653578

[EMAP-USA LOGO]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 EMAP USA, INC.

                             Pursuant to Section 242
                          of the Corporation Law of the
                                State of Delaware

     EMAP USA, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     By vote of a majority of the Directors of the Corporation and pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, a resolution was duly adopted setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation have duly approved said amendment pursuant to written consent of a majority of the stockholders, all in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution settings forth the amendment is as follows:

RESOLVED:               That Article FIRST of the Certificate of Incorporation
                        of the Corporation, as amended, be and hereby is deleted, and the following Article FIRST is substituted therefor:

                        FIRST: "The name of the Corporation is PRIMEDIA Specialty Group Inc.".

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and attested by its Secretary this 23 day of August, 2001.

                                                         EMAP USA, Inc.

                                                         By: /s/ Tom Moloney
                                                             -------------------
                                                             Tom Moloney
                                                             Its President
ATTEST:
/s/ Keith Marriott
------------------
Keith Marriott
Secretary

                                STATE OF DELAWARE

                      OFFICE OF THE SECRETARY OF STATE

                      --------------------------------

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EMAP DIGITAL USA, INC.", CHANGING ITS NAME FROM "EMAP DIGITAL USA, INC." TO "PRIMEDIA CALIFORNIA DIGITAL INC.", FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF AUGUST, A.D. 2001, AT 9 O'CLOCK A.M.

[SEAL]                                 /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

3117556 8100                              AUTHENTICATION: 1333951

010445405                                           DATE: 09-07-01

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/23/2001
                                                           010415766 - 3117556

[EMAP-USA LOGO]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             EMAP DIGITAL USA, INC.

                             Pursuant to Section 242
                          of the Corporation Law of the
                               State of Delaware

     Emap digital usa, inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     By vote of a majority of the Directors of the Corporation and pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, a resolution was duly adopted setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation have duly approved said amendment pursuant to written consent of a majority of the stockholders, all in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution settings forth the amendment is as follows:

RESOLVED:               That Article FIRST of the Certificate of Incorporation
                        of the Corporation, as amended, be and hereby is deleted, and the following Article FIRST is substituted therefor:

                        FIRST: "The name of the Corporation is PRIMEDIA California Digital Inc."

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and attested by its Secretary this 23 day of August, 2001.

                                                         emap digital usa, inc.

                                                         By: /s/ Tom Moloney
                                                             -------------------
                                                             Tom Moloney
                                                             Its President
ATTEST:
/s/ Keith Marriott
------------------
Keith Marriott
Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EMAP INC.", CHANGING ITS NAME FROM "EMAP INC." TO "PRIMEDIA LEISURE GROUP INC.", FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF AUGUST, A.D. 2001, AT 9 O'CLOCK A.M.

[SEAL]                                 /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

2971732 8100                              AUTHENTICATION: 1333948

010445386                                           DATE: 09-07-01

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/23/2001
                                                           010415781 - 2971732

[EMAP-USA LOGO]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 EMAP USA, INC.,

                             Pursuant to Section 242
                          of the Corporation Law of the
                                State of Delaware

     EMAP Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     By vote of a majority of the Directors of the Corporation and pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, a resolution was duly adopted setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation have duly approved said amendment pursuant to written consent of a majority of the stockholders, all in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:               That Article FIRST of the Certificate of Incorporation
                        of the Corporation, as amended, be and hereby is deleted, and the following Article FIRST is substituted therefor:

                        FIRST: "The name of the Corporation is PRIMEDIA Leisure Group Inc.".

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and attested by its Secretary this 23 day of August, 2001.

                                                         EMAP Inc.

                                                         By: /s/ Tom Moloney
                                                             -------------------
                                                             Tom Moloney
                                                             Its President
ATTEST:
/s/ Keith Marriott
------------------
Keith Marriott
Secretary

                                STATE OF DELAWARE

                      OFFICE OF THE SECRETARY OF STATE

                      --------------------------------

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EMAP USA, INC.", CHANGING ITS NAME FROM "EMAP USA, INC." TO "PRIMEDIA SPECIALTY GROUP INC.", FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF AUGUST, A.D. 2001, AT 9 O'CLOCK A.M.

[SEAL]                                 /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

2653578 8100                              AUTHENTICATION: 1333950

010445398                                           DATE: 09-07-01

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/23/2001
                                                           010415765 - 2653578

[EMAP-USA LOGO]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 EMAP USA, INC.

                             Pursuant to Section 242
                          of the Corporation Law of the
                                State of Delaware

     EMAP USA, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     By vote of a majority of the Directors of the Corporation and pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, a resolution was duly adopted setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation have duly approved said amendment pursuant to written consent of a majority of the stockholders, all in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution settings forth the amendment is as follows:

RESOLVED:               That Article FIRST of the Certificate of Incorporation
                        of the Corporation, as amended, be and hereby is deleted, and the following Article FIRST is substituted therefor:

                        FIRST: "The name of the Corporation is PRIMEDIA Specialty Group Inc.".

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and attested by its Secretary this 23 day of August, 2001.

                                                         EMAP USA, Inc.

                                                         By: /s/ Tom Moloney
                                                             -------------------
                                                             Tom Moloney
                                                             Its President
ATTEST:
/s/ Keith Marriott
------------------
Keith Marriott
Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EMAP DIGITAL USA, INC.", CHANGING ITS NAME FROM "EMAP DIGITAL USA, INC." TO "PRIMEDIA CALIFORNIA DIGITAL INC.", FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF AUGUST, A.D. 2001, AT 9 O'CLOCK A.M.

[SEAL]                                 /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

3117556 8100                              AUTHENTICATION: 1333951

010445405                                           DATE: 09-07-01

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/23/2001
                                                           010415766 - 3117556

[EMAP-USA LOGO]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             EMAP DIGITAL USA, INC.

                             Pursuant to Section 242
                          of the Corporation Law of the
                                State of Delaware

     Emap digital usa, inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     By vote of a majority of the Directors of the Corporation and pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, a resolution was duly adopted setting forth an amendment to the Certificate of Incorporation of the corporation and declaring said amendment to be advisable. The stockholders of the Corporation have duly approved said amendment pursuant to written consent of a majority of the stockholders, all in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:               That Article FIRST of the Certificate of Incorporation
                        of the Corporation, as amended, be and hereby is deleted, and the following Article FIRST is substituted therefor:

                        FIRST: "The name of the Corporation is PRIMEDIA California Digital Inc."

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and attested by its Secretary this 23 day of August, 2001.

                                                         emap digital usa, inc.

                                                         By: /s/ Tom Moloney
                                                             -------------------
                                                             Tom Moloney
                                                             Its President
ATTEST:
/s/ Keith Marriott
------------------
Keith Marriott
Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EMAP INC.", FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF JANUARY, A.D. 1999, AT 4:30 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

[SEAL]                                       /s/ Edward J. Freel
                                             -----------------------------------
                                             EDWARD J. FREEL, SECRETARY OF STATE

2971732 8100                                 AUTHENTICATION: 9521231

991016269                                              DATE: 01-14-99

                                    EMAP INC.

                            Certificate of Amendment

                                     to the

                          Certificate of Incorporation

                            Under Section 242 of the

                General Corporation Law of the State of Delaware

          EMAP Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY:

          FIRST: That the Board of Directors of the Corporation adopted by unanimous written consent a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"):

          RESOLVED, that, subject to the approval of the sole stockholder of the Corporation, the Certificate of Incorporation be, and the same hereby is, amended to authorize the issuance by the Corporation of up to 150,000 shares of stock, and that the language of Article Fourth of such Certificate of Incorporation be, and the same hereby is, amended to read in its entirety as follows:

                                 "ARTICLE FOURTH

               The total number of shares of stock which the Corporation shall have the authority to issue is 150,000 shares of Common Stock, par value $0.01 per share, which shares shall be perpetual in duration and not redeemable except by agreement with the holder and to the extent permitted by law."

          SECOND: That said amendment has been authorized and approved by the holder of all the issued and outstanding stock entitled to vote, by a written consent given in accordance with the provisions of Section 228 of the DGCL and filed with the Corporation.

          THIRD: That this amendment has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

          IN WITNESS WHEREOF, the undersigned has executed this certificate this 13th Day of January, 1999.


                                                EMAP INC.,

                                                 by /s/ Christopher R. Innis
                                                    ----------------------------
                                                    Name:  Christopher R. Innis
                                                    Title: President, Secretary
                                                           and Treasurer

                                    EMAP INC.

                            Certificate of Amendment

                                     to the

                          Certificate of Incorporation

                            Under Section 242 of the

                General Corporation Law of the State of Delaware

          EMAP Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY:

          FIRST: That the Board of Directors of the Corporation adopted by unanimous written consent a resolution proposing and declaring advisable the following amendment to the certificate of Incorporation of the Corporation (the "Certificate of Incorporation"):

          RESOLVED, that, subject to the approval of the sole stockholder of the Corporation, the Certificate of Incorporation be, and the same hereby is, amended to authorize the issuance by the Corporation of up to 150,000 shares of stock, and that the language of Article Fourth of such Certificate of Incorporation be, and the same hereby is, amended to read in its entirety as follows:

                                 "ARTICLE FOURTH

               The total number of shares of stock which the Corporation shall have the authority to issue is 150,000 shares of Common Stock, par value $0.01 per share, which shares shall be perpetual in duration and not redeemable except by agreement with the holder and to the extent permitted by law."

          SECOND: That said amendment has been authorized and approved by the holder of all the issued and outstanding stock entitled to vote, by a written consent given in accordance with the provisions of Section 228 of the DGCL and filed with the Corporation.

          THIRD: That this amendment has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

          IN WITNESS WHEREOF, the undersigned has executed this certificate this 13th day of January, 1999.

                                                EMAP INC.,

                                                 by /s/ Christopher R. Innis
                                                    ----------------------------
                                                    Name:  Christopher R. Innis
                                                    Title: President, Secretary
                                                           and Treasurer

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "EMAP INC.", FILED IN THIS OFFICE ON THE TENTH DAY OF DECEMBER, A.D. 1998, AT 4 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

[SEAL]                                       /s/ Edward J. Freel
                                             -----------------------------------
                                             EDWARD J. FREEL, SECRETARY OF STATE

2971732 8100                                 AUTHENTICATION: 9455592

981476757                                              DATE: 12-11-98

                          CERTIFICATE OF INCORPORATION

                                       of

                                    EMAP INC.

                            UNDER SECTION 102 OF THE

                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                        --------------------------------

          I, Marc A. Sgaraglino, being a natural person over the age of 18 years with a mailing address of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019, for the purpose of forming a corporation pursuant to Section 102 of the Delaware General Corporation Law, do hereby certify as follows:

                                  ARTICLE FIRST

          The name of the corporation is EMAP Inc. (the "Corporation").

                                 ARTICLE SECOND

          The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

                                  ARTICLE THIRD

          The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the "DGCL").

                                 ARTICLE FOURTH

          The total number of shares of stock that the Corporation shall have authority to issue is 1,000 shares of Common Stock, par value $.01 per share.

                                  ARTICLE FIFTH

          The name and mailing address of the incorporator is Marc A. Sgaraglino, Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019.

                                  ARTICLE SIXTH

          In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

                                 ARTICLE SEVENTH

          To the fullest extent permitted by the DGCL as it now exists and as it may hereafter by amended, no director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article Seventh by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                                 ARTICLE EIGHTH

          Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

                                  ARTICLE NINTH

          The Corporation expressly elects not to be governed by Section 203 of the DGCL.

          IN WITNESS WHEREOF, I, Marc A. Sgaraglino, the Sole Incorporator of EMAP Inc., have executed this Certificate of Incorporation on this 10th day of December, 1998, and DO HEREBY CERTIFY under the penalties of perjury that the facts stated in this Certificate of Incorporation are true.

                                                /s/ Marc A. Sgaraglino
                                                --------------------------------
                                                Marc A. Sgaraglino
                                                Sole Incorporator

                                                Mailing Address:
                                                Cravath, Swaine & Moore
                                                825 Eighth Avenue
                                                New York, New York 10019

                                   EMAP INC.

                    ORGANIZATION ACTION BY SOLE INCORPORATOR
                                WITHOUT A MEETING

          I, THE UNDERSIGNED, the sole incorporator of EMAP Inc. (the "Corporation"), a corporation formed pursuant to the General Corporation Law of the State of Delaware do hereby certify that the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 10, 1998.

          In accordance with Section 108(c) of the General Corporation Law of the State of Delaware, the undersigned, without a meeting, does hereby take the following actions permitted to be taken at the organization meeting of the sole incorporator:

          1. By-Laws for the regulation of the business, property and affairs of the Corporation, in the form attached hereto as Exhibit A (the "By-Laws"), are hereby approved and adopted.

          2. The following person is hereby elected to the Board of Directors, to hold such office until his successor shall have been duly elected and qualified or as otherwise provided by the By-Laws of the Corporation:

          Chris Innis

          3. It is hereby directed:

          (a) that this instrument (with Exhibit A), signed by the sole incorporator, be filed in the minute book of the Corporation; and

          (b) that a copy of the Certificate of Incorporation of the Corporation, together with a certificate of the Secretary of State of the State of Delaware to the effect that such copy is a true and correct copy of the original Certificate of Incorporation filed in the office of such Secretary of State, be inserted in the minute book preceding this instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand as of this 10th day of December, 1998.

                                                /s/ Marc A. Sgaraglino
                                                --------------------------------
                                                Marc A. Sgaraglino
                                                Sole Incorporator

                                                Mailing Address:
                                                Cravath, Swaine & Moore
                                                825 Eighth Avenue
                                                New York, New York 10019